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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2004 (November 11, 2004)

KEY ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State of Incorporation)	1-8038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)
6 Desta Drive Midland, Texas 79705 (Address of Principal Executive Offices)
432/620-0300 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2 below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

        On November 11, 2004, the Company announced a conference call providing an activity review and an update on the restatement process. The information contained in this Form 8-K (including the exhibit hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  Press Release dated November 11, 2004 regarding announcement of a conference call providing an activity review and an update on the restatement process.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2004	KEY ENERGY SERVICES, INC.
	By:	/s/ RICHARD J. ALARIO Richard J. Alario Chief Executive Officer, President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.		Exhibit
99.1	—	Press Release dated November 11, 2004 regarding announcement of a conference call providing an activity review and an update on the restatement process.

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SIGNATURE
EXHIBIT INDEX